U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - October 17, 2003


                             Mid Penn Bancorp, Inc.



          Pennsylvania 0-20141 25-1666413 349 Union Street Millersburg
                         ------------ ------- ----------
                               Pennsylvania 17061
                                     ------

                                  717/692-2133


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.           Financial Statement, Pro Forma Financial Information And
                  Exhibits.

     (c) Exhibits.

                  Exhibit Number
                  99.1 Press Release, dated October 17, 2003, issued by Mid Penn Bancorp, Inc.


Item 12. Results of Operations and Financial Condition.

         On October 17, 2003, Mid Penn Bancorp, Inc., announced it results of operations for the quarter ended September 30, 2003. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                  (Registrant)


Dated: October 17, 2003
                                           Alan W. Dakey  /s/,
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                        MANUALLY
                                                                          SIGNED
EXHIBIT NO.                                                             ORIGINAL

99.1               Press Release, dated October 17, 2003.